PSYOP

INVESTOR PRESENTATION

JANUARY 2008

PLAY VIDEO ▶

VIDEO CAN BE SEEN AT:
www.psyop.tv/press/presentation

SLIDESHOW PRESENTATION

The attached slide show was filed with the Securities and Exchange Commission as part of the Form 8-K by Fortissimo Acquisition Corp. ("Fortissimo") on January 15, 2008. Fortissimo is holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Fortissimo's securities, regarding its proposed business combination with Psyop, Inc. ("Psyop") and its affiliated company, Psyop Services, LLC, as described in the Form 8-K. The attached slideshow, as well as the Form 8-K, will be distributed to attendees of these presentations.

EarlyBirdCapital, Inc., representative of the underwriters of Fortissimo's initial public offering consummated in October 2006, is assisting Fortissimo in these efforts without charge, other than the reimbursement of its out-of-pocket expenses. Fortissimo, EarlyBirdCapital, Inc. and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Fortissimo stockholders to be held to approve the business combination.

Stockholders of Fortissimo and other interested persons are advised to read, when available, Fortissimo's preliminary Proxy Statement and definitive Proxy Statement in connection with Fortissimo's solicitation of proxies for the special meeting because these proxy statements will contain important information. Such persons can also read Fortissimo's final Prospectus, dated October 11, 2006, for a description of the security holdings of Fortissimo's officers and directors and their respective interests in the successful consummation of this business combination. The definitive Proxy Statement will be mailed to stockholders as of a record date to be established for voting on the business combination. Stockholders will also be able to obtain a copy of the definitive Proxy Statement, without charge, by directing a request to: Fortissimo Acquistion Corp., 14 Hamelacha Street, Park Afek, Rosh Ha'ayin Israel 48091. The preliminary Proxy Statement and definitive Proxy Statement, once available, can also be obtained, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov)

Psyop's financial information and data contained herein and in the exhibits hereto are un-audited and prepared by psyop as a private company and do not conform to sec regulation s-x. Accordingly, such information and data will be adjusted and presented differently in fortissimo's proxy statement to solicit stockholder approval of the acquisition.

SAFE HARBOR STATEMENT

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other that statements of historical fact, including, without limitation, statements regarding Psyop's financial position, business strategy, plans, and Psyop's management's objectives and its future operations, and industry conditions, are forward-looking statements. Although Psyop believes that the expectations reflected in such forward-looking statements are reasonable, Psyop can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from Psyop's expectations ("Cautionary Statements") include, without limitation, the effect of existing and future laws and governmental regulations, the result of future financing efforts, and the political and economic climate of the United States. All subsequent written and oral forward-looking statements attributable to Psyop, or persons acting on Psyop's behalf, are expressly qualified in their entirety by the Cautionary Statements.

THE TRANSACTION

- Fortissimo SPAC is acquiring Psyop Inc.
  - Merger agreement signed in January 2008
  - Transaction expected to close in Q2 2008

- Terms of the transaction.
  - Acquisition cost of $29.4 million, $19.3m in FSMO stock and $10.1m in cash
  - 10% of consideration set aside for a one year escrow
  - $11m* of contingent payments on meeting 100% of the revenue and EBITDA milestones over 3 years, paid approximately 2/3 in equity and 1/3 in cash
  - Up to $10m in the event that public warrants are exercised

* Contingent payments could be 70-125% of the $11m on-target payment

Earn out performance	2008	2009	2010
Revenue	$31 million	$48 million	$59 million
EBITDA	$4.7 million**	$7 million	$10 million

** Ebitda for 2008 is adjusted to exclude up to $1.4 million worth of costs associated with (i) the closing of the business combination and of being a public company, (ii) opening of LA office and (iii) new business initiatives

The transaction represents a 9.2 EBITDA multiple on Psyop's TTM PROFORMA EBITDA***

*** Trailing twelve months ending on September 30th 2007. Proforma EBITDA adjusted actual EBITDA for shareholder bonus and SPAC transaction costs.

PSYOP VALUE PROPOSITION

A recognized leader in high-end, design & animation based content creation catering to the advertising and marketing industry

...Addressing a growing market niche of entertaining, narrative-driven messages

...Whose mastery of cutting-edge digital applications and proven ability to manage projects creatively and logistically from inception to completion

...Results in compelling ads that win the repeat business of the world's biggest brands



PSYOP IS WELL POSITIONED TO TAKE ADVANTAGE OF THE NEW MEDIA LANDSCAPE

ADVERTISING AND MARKETING CHALLENGE

MEDIA OVERLOAD
FRAGMENTATION
CONSUMER CONTROL
NEW MEDIA

MESSAGES NEED TO BE MORE RELEVANT AND ACCURATELY TARGETED

PSYOP CONTENT

STANDS OUT
ENTERTAINS
CAPTIVATES

DESIGN WITH MEANING
STRONGLY BRANDED
MEDIA NEUTRAL

THREE BUSINESS SEGMENTS

PSYOP

Design-led full service, high-end 2D/3D mixed media content creation for the advertising market

MASS MARKET

Visual effects services catering to agencies and production companies

BLACKLIST

Partner channel for advertising content. Psyop gets 20% for branding and project management

HIRED TO HELP BUILD THE WORLD'S BIGGEST BRANDS

SELECTED BRANDS

ABSOLUT VODKA	adidas	at&t	Bouygues Telecom	Coca-Cola	DODGE	EA	ESPN
Fanta	Ford	THE HOME DEPOT	HONDA	McDonald's	MasterCard	MTV MUSIC TELEVISION	NICKELODEON
	Mercedes-Benz	Pfizer	RENAULT	Shell	STARBUCKS COFFEE	TARGET	

REPEAT BUSINESS FROM BLUE CHIP ADVERTISING AGENCIES

Revenues for selected agencies, October 2006-Septmber 2007, $ million

WIEDEN + KENNEDY	Coca Cola, Nike, EA Games, PDFA	5.2
BBDO	Bank of America, AIG, AOL, Aquafina, Cingular, Mountain Dew, Dodge, Ebay, GE, Mitsubishi, Pepsi, Sierra Mist, Target, Mercedes, Guinness	3.7
TBWA	Martell, Adidas	2.5
OGILVY	Fanta, Ski	2.2
JWT	HSBC, Caress, L.L. Bean, Huggies	1.7
DDB	Pepsi, Epson, Gardasil, Safeway	1.1
Y&R	Miller, UNICEF, Bacardi	0.9
SAATCHI	Toyota, Wendy's	0.8
McCANN ERIKSON	Mastercard, Poland Spring, Army	0.7
PUBLICIS	Renault, Coca-Cola (New Zealand)	0.5

RECOGNIZED AS AN INDUSTRY LEADER

SELECTED AWARDS

2001	2002	2003	2004	2005	2006	2007
	promaxbda	promaxbda		promaxbda		promaxbda
		AICP	AICP	AICP	AICP	AICP
			CLIO			DESIGN LIFE NOW
			I.D.			CLIO
						CANNES LIONS LIVE
						I.D.
						THE ONE CLUB
						The Art Directors Club
						PRIMETIME EMMYS
						2007 INTERNATIONAL ANDY AWARDS

RECOGNIZED AS AN INDUSTRY LEADER

SELECTED AWARDS

2001 | 2002 | 2003 | 2004 | 2005 | 2006 | **2007**

"An unequaled celebration of the creative value of commercial Filmmaking and a dynamic presentation of art in the service of commerce." Work enters the MOMA as the best of that year.

"Bring together the experimental designs and emerging ideas at the center of American culture from 2003 to 2006"

The world's most coveted advertising awards

Since 1954, recognizing the best in design

Recognizing excellence within various areas of the television industry (Nomination)

PSYOP GROWTH PLAN – LEVERAGING THE PSYOP BRAND

Capitalize on new media expansion

Explosion of content requirements and increasing need for quality

- Internet
- Branded content & entertainment
- Video games
- Mobile devices

Attracting and retaining top talent

Geographic expansion

Technology investment

SEASONED MULTI-DISCIPLINED TEAM

	ROLE	PREVIOUS EXPERIENCE	EXPERTISE	JOINED
JUSTIN BOOTH-CLIBBORN	CEO	Method, Spontaneous Agencies	Production/Strategy	2001
SANDY SELINGER	VP FINANCE & OPERATIONS	Accenture	Financial/Management	2000
ALLON BLOCH	CHAIR-STRATEGY COMMITTEE	McKinsey & Company, General Partner, JVP	Company building	*
EBEN MEARS	CREATIVE DIRECTOR	MTV, USA Networks	2D/Technology	Founder
MARCO SPIER	CREATIVE DIRECTOR	MTV	3D	Founder
MARIE HYON	CREATIVE DIRECTOR	Nickelodeon	Art/Design	Founder
KYLIE MATULICK	CREATIVE DIRECTOR	Concept Amenities, Lee Hunt	Art/Design	Founder
TODD MUELLER	CREATIVE DIRECTOR	MTV, Sci-Fi Network	Art/Design/Branding	Founder
JUSTIN LANE	MASS MARKET EP	Method, Black Logic	Production/Sales	2004
CHRIS STAVES	MASS MARKET CD	Method, 525	Composite	2004
ADINA SALES	BLACKLIST EP	Y&R, Merkley+Partners	Production/Sales	2006

*will join the board upon completion of the transaction

FINANCIALS



PROFORMA FINANCIAL HIGHLIGHTS

Annual 2005 – 2006 and 3Q 2006 - 2007 ($)

	2005	2006	Q1-3 2006*	Q1-3 2007*
Revenue	10,738,824	15,828,334	11,724,729	20,176,301
Revenue Growth	21.0%	47.4%	-	72.1%
COGS	7,048,451	10,839,572	8,024,920	14,024,776
Gross Profit	3,690,373	4,988,762	3,699,809	6,151,525
S&M	868,714	1,456,456	1,169,012	892,776
G&A	1,568,630	2,192,972	1,461,698	2,220,204
ProForma EBITDA	1,253,029	1,339,334	1,069,099	3,038,545
ProForma EBITDA Margin	11.67%	8.46%	9.12%	15.06%
Adjustment Reconciliation				
ProForma EBITDA	1,253,029	1,339,334	1,069,099	3,038,545
Adjustments**	(900,000)	(1,200,000)	-	(108,534)
Actual EBITDA	353,029	139,334	1,069,099	2,930,011

* Unaudited

** 2005 and 2006: Shareholders Bonus; 2007: SPAC transaction costs

FINANCIAL HIGHLIGHTS

Annual 2005 – 2006 and 3Q 2006 - 2007 ($)

	2005	2006	Q1-3 2006*	Q1-3 2007*
Revenue	10,738,824	15,828,334	11,724,729	20,176,301
Revenue Growth	21.0%	47.4%	-	72.1%
COGS	7,849,451	11,907,572	8,024,920	14,024,776
Gross Profit	2,889,373	3,920,762	3,699,809	6,151,525
S&M	868,714	1,456,456	1,169,012	892,776
G&A	1,667,630	2,324,972	1,461,698	2,328,738
EBITDA	353,029	139,334	1,069,099	2,930,011

* Unaudited

EBITDA RECONCILIATION TO GAAP INCOME STATEMENT:
Annual 2005 – 2006 and 3Q 2006 - 2007 ($)

	2005	2006	Q1-3 2006*	Q1-3 2007*
Revenue	10,738,824	15,828,334	11,724,729	20,176,301
Revenue Growth	21.0%	47.4%	-	72.1%
COGS	7,849,451	11,907,572	8,024,920	14,024,776
Gross Profit	2,889,373	3,920,762	3,699,809	6,151,525
S&M	868,714	1,456,456	1,169,012	892,776
G&A	1,667,630	2,324,972	1,461,698	2,328,738
EBITDA	353,029	139,334	1,069,099	2,930,011
Reconciliation:				
Depreciation/Amortization	(344,359)	(460,636)	(345,477)	(364,549)
Operating Income	8,671	(321,302)	723,622	2,565,462
Interest	(88,891)	(64,265)	(60154)	(22,669)
Income (Loss) before income tax	(80,220)	(385,567)	663,468	2,542,793
Income tax (expense) benefit	33,148	77,782	145,118	(280,359)
Net Income (loss)	(47,072)	(307,785)	808,586	2,262,434

* Unaudited

KEY TAKEAWAYS

- Digital media explosion and internationally expanding market
- Well-positioned within a fragmented industry
- Mastery of advanced digital applications and award winning creative concepts
- World-class client base garnering repeat business
- Continued sustainable growth



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